EXHIBIT 99.1

SCIVANTA MEDICAL CORPORATION INITIATES CERTIFICATE EXCHANGE

Company will Cancel all Certificates Representing Shares of its Outstanding Common Stock and Issue New Certificates Bearing the Company’s New Corporate Name and CUSIP Number

Scivanta Medical Corporation (OTC: SCVM.PK) announced today that as a result of the change of its corporate name, effective January 4, 2007, from “Medi-Hut Co., Inc.” to “Scivanta Medical Corporation,” the company’s board of directors has elected, pursuant to Section 78.250 of the Nevada General Corporation Law, to replace all outstanding stock certificates representing shares of the company’s common stock with new stock certificates. These new stock certificates will contain the company’s new name, Scivanta Medical Corporation, and new CUSIP number, 809120 10 8.

The company’s stockholders are instructed to return all of their stock certificates representing shares of the company’s common stock by mail, overnight courier or hand delivery to the company’s transfer agent at the following address:

Standard Registrar & Transfer Co., Inc.
12528 South 1840 East
Draper, Utah 84020

Each stockholder must return his stock certificate(s) by March 16, 2007. If a stockholder does not return his stock certificate(s) by March 16, 2007, he will not be entitled to vote or receive distributions or exercise any other rights of stockholders of record until he has returned his stock certificate(s). In other words, if a stockholder does not return his stock certificate(s) for replacement, his rights as a Scivanta Medical Corporation stockholder will be suspended as of March 16, 2007.

If a stockholder’s stock certificate has been lost, stolen or destroyed, the stockholder will be required to complete and return to the transfer agent an affidavit of lost stock certificate and will be required to pay a fee to the transfer agent related to the replacement of the lost stock certificate. To receive an affidavit of lost stock certificate, a stockholder should call the company’s transfer agent at (801) 571-8844.

About Scivanta Medical Corporation

Scivanta Medical Corporation is focused on acquiring and developing medical technologies and products which offer advantages over available medical procedures and treatments. The company has acquired the exclusive worldwide rights to develop, make and sell certain proprietary technologies known as the Hickey Cardiac Monitoring System (the “HCMS), a minimally invasive two-balloon esophageal catheter system used to monitor cardiac performance. The HCMS is expected to provide the primary measurements of cardiac performance in a minimally invasive and cost-effective manner and is designed to be used outside of an intensive care setting. As Scivanta Medical Corporation develops the HCMS, it expects to continue to review for acquisition other medical technologies and products that are sold, or capable of being sold, in a specialty or niche market.
Forward-Looking Statements

Statements about the Scivanta Medical Corporation's future expectations and all other statements in this press release other than historical facts are forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results. Among these risks, trends and uncertainties are economic conditions generally and in the industries in which Scivanta Medical Corporation may participate; competition within Scivanta Medical Corporation’s chosen industries, including competition from much larger competitors; technological advances; available capital; regulatory approval; and failure by Scivanta Medical Corporation to successfully develop or acquire products and form new business relationships. Scivanta Medical Corporation intends that such forwarding-looking statements shall be subject to the safe harbors created thereby. Since these statements involve risks and uncertainties and are subject to change at any time, the Scivanta Medical Corporation's actual results could differ materially from expected results.

Contact:

Scivanta Medical Corporation
Tom Gifford, Chief Financial Officer
Tel.: (732) 282-1620 x15
Fax: (732) 282-1621

The Investor Relations Group
Investor Relations
James Carbonara/Dan Berg, 212-825-3210
Media Relations
Bill Douglass/Rachel Anscher, 212-825-3210